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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of The Medical Center of Southeast Texas, LP (the "Company") on Form 10-K for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               /s/ P. Craig Desmond
                            ----------------------------------------------------
                            P. Craig Desmond
                            Vice President and Chief Executive Officer -
                            The Medical Center of Southeast Texas, LP of
                            IASIS Healthcare Holdings, Inc.,
                            General Partner of The Medical Center of Southeast Texas, LP
                            December 24, 2003


                               /s/ Bernard Leger
                            ----------------------------------------------------
                            Bernard Leger
                            Vice President and Chief Financial Officer -
                            The Medical Center of Southeast Texas, LP of
                            IASIS Healthcare Holdings, Inc.,
                            General Partner of The Medical Center of Southeast Texas, LP
                            December 24, 2003


A signed original of this written statement required by Section 906 has been provided to The Medical Center of Southeast Texas, LP and will be retained by The Medical Center of Southeast Texas, LP and furnished to the Securities and Exchange Commission or its staff upon request.